Exhibit 10.19

LEASE AMENDMENT AGREEMENT NO 2 dated effective April 1, 2023

(the “Amendment”)

BETWEEN:

NEOMED INSTITUTE, duly incorporated under Canada Not-for-profit Corporations Act, having received its certificate of incorporation on November 16, 2012, with its head office at 7171, Frederick-Banting, City of Montreal, judicial district of Montreal, Province of Quebec, H4S 1Z9, herein acting and represented by Matthew Carlyle, CFO, NEOMED Institute, duly authorized for the purposes hereof.

Hereinafter referred to as the “LESSOR”

AND:

ENGENE INC., a legal person duly incorporated under the Canada Business Corporations Act, with its head office at 7171, Frederick-Banting, City of Montreal, judicial district of Montreal, Province of Quebec, H4S 1Z9, herein acting and represented by Anthony Cheung, Chief Technology Officer, duly authorized for the purposes hereof;

Hereinafter referred to as the “LESSEE”

Hereinafter collectively referred to as the “PARTIES”

WHEREAS the Lessor and the Lessee entered into the certain Lease Agreement dated November 1st, 2021 (the “Lease”);

WHEREAS the Lessor and the Lessee modified the Lease with an Amendment dated November 1st, 2022 (the “Amendment #1”);

WHEREAS the Parties wish to modify the Lease with this Amendment (the “Amendment #2”), addressing removal of room #1310.

NOW, THEREFORE in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follow:

The Lease is hereby amended as follows:

1. Leased Premises

Section 1 of Schedule A of the Lease under Leased Premises is hereby deleted and replaced by the following:

Room Number	Type of Room	Square Feet
1219	Meeting room	161
1220	Cafeteria	132
1229	Office	207
1230	Office	207
1231	Office	135
1232	Office	189
1233	Office	135
1234	Office	135
1235	Office	146
1302	Office	1093
2257	Vivarium	228
2258	Vivarium	228
2261/ 2261A	Vivarium	211
3109	Chemistry Lab	665
3114	Chemistry Lab	included in 3109
3115	Chemistry Lab	included in 3109
3116	Chemistry Lab	included in 3109
3202	Biology lab	1 080
3203	Office	71
3204	Office	71

3205	Office	71
3206	Office	107
3225	Biology lab	241
3226	Biology lab	201
3226A	Biology lab	Included in 3226
3228	Biology lab	250
3229	Biology lab	150
3232	Biology lab	923
3233	Office	71
3234	Office	71
3235	Office	71
3236	Office	71
3243	Biology lab	71
3266	Biology lab	953
3267	Office	151
3268	Office	464
3269	Office	included in 3268
	Total	8960

2. Plan of the leased premises

Appendix 2.1 (Plan of the leased premises) is hereby repealed and replaced as follows:

Basement

Ground Floor

Second Floor

Other than as expressly provided above, the Lease remains unaffected by this Amendment and continues in full force and effect.

Governing law and jurisdiction for this Amendment are in accordance with Section 9.2 of the Lease.

The parties have requested that this Amendment be exclusively prepared in English. Les parties ont requis que cette entente ainsi soit exclusivement rédigée en anglais.

This Amendment may be executed electronically, and/or in counterparts and such counterparts will for all purposes constitute one agreement binding the parties. The Lessor and the Lessee acknowledge and agree that this Amendment may be communicated by email with PDF attachments or signature pages, which will be equally binding and duly accepted as an original agreement.

[Signature page follows.]

IN WITNESS WHEREOF THE PARTIES HAVE SIGNED THIS AMENDMENT EFFECTIVE AS OF THE EFFECTIVE DATE ABOVE AND BINDING ON THE PARTIES.

LESSOR:	NEOMED INSTITUTE
7171, Frederick-Banting
Montreal (Quebec)
H4S 1Z9

Matthew Carlyle, CFO

LESSEE:	ENGENE INC.
7171, Frederick-Banting
Montreal (Quebec)
H4S 1Z9

Anthony Cheung, CTO